UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K AMENDED

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 12, 2007

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

NEVADA                                     002-80891                                 11-2620387

                                                (State or other jurisdiction                       (Commission                               (IRS Employer

                                                     of incorporation)                               File Number)                           Identification No.)

1739 University Ave. #339, Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (601) 213-3629

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

On March 12, 2007, the Company entered into a Letter of Intent ("LOI") with VitalCare Technology Enterprises ("VCTE"). Under the terms of the LOI, the Company intends to purchase 100% of the assets of VCTE. The company plans to finalize and complete an asset purchase agreement by April 30, 2007 and will file further information as the agreement is completed.

VCTE is a company specializing in Healthcare Services Management and Healthcare Sales and Marketing, with an emphasis in introducing the Healthcare Industry and Global Consumers to "Cutting Edge" medical technology and services.   VCTE has several service and management divisions, one of which is Hemorrhoid Removal Centers of West Los Angeles, LLC (HRC), the first of a network of patient care clinics focusing on the diagnosis and non-surgical treatment of acute symptomatic internal and mixed hemorrhoid disease.  VCTE has a management services contract with Global Medical Technologies Corporation (GMTC), a Nevada Corporation, to assist in the management, marketing and distribution of GMTC's KM-25 lighted doppler anascope, which is FDA approved for use in the Hemorrhoid Arterial Ligation procedure which will be incorporated into and offered through HRC's clinics along with the Redfield Corporation IRC 2100 infrared laser hemorrhoid system.  In addition, VCTE has a management service and consulting contract with the Institute of Sleep Wellness (ISW / SleepWell Centers, Inc.), a Nevada Corporation, which is a network of Sleep Labs established in the Southern California Market Region for the purpose of providing polysomnography services to people at risk of Obstructive Sleep Apnea (OSA).  VCTE recently entered into a Service Contract with Prospect Base and First American Payment Systems for providing credit/debit card merchant processing for those healthcare providers as well as other businesses who utilize credit/debit card merchant processing as a payment solution for healthcare services rendered.   Lastly, VCTE has a Management Service contract with Trinity Oakland, Inc. a Washington Corporation, to provide respiratory therapy services by licensed  Respiratory Care Practitioners to its Subacute Centers operating in Southern California which provide services for patients too sick to be discharged home with cardiopulmonary health related conditions that need higher levels of care outside of an acute hospital setting.

Section 9 Exhibits and Financial Statements

Item 9.01 Exhibits and Financial Statements

(a)    Financial Statements

        None

(b)    Exhibits

        99.1     Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

Date:     March 19, 2007                                                    /s/ Anthony K. Welch

                                                                                          Anthony K. Welch, CEO